SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  October 14, 1996

                     BALCOR REALTY INVESTORS - 85 SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14353
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3244978
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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Item 2. Acquisition or Disposition of Assets
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Forestwood Apartments

In 1984, the Partnership acquired the Forestwood Apartments, East Baton Rouge Parish, Louisiana, utilizing approximately $4,386,645 in offering proceeds.
The property was acquired subject to first mortgage financing of approximately $7,823,000. In 1987, the first mortgage loan was refinanced with a new first mortgage loan from a third party of approximately $5,906,000. In connection with the refinancing, the Partnership made a $1,916,993 principal prepayment of the mortgage loan. The first mortgage loan was refinanced again in 1993 with a new $5,900,000 first mortgage loan from another third party.

On October 14, 1996, the Partnership contracted to sell the property for a sale price of $10,100,000 to an unaffiliated party, New Plan Realty Trust, a Massachusetts business trust. The purchaser has deposited $250,000 into an escrow account as earnest money and will pay the remainder of the purchase price at closing, which is scheduled for October 30, 1996. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance at closing of approximately $5,754,000 and $202,000 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $101,000. The Partnership will receive the remaining proceeds of approximately $4,043,000, less closing costs. Of the net sale proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the general partner have sold or contracted to sell five other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


Item 5.  Other Information
-------------------------------

a)  Templeton Park Apartments

As previously reported, on August 26, 1996, the Partnership contracted to sell the Templeton Park Apartments, Colorado Springs, Colorado, to an unaffiliated party, Griffis/Blessing, Inc., a Colorado corporation, for a sale price of $24,500,000. Pursuant to an amendment, the sale price has been reduced to $23,300,000.
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b)  Boulder Springs Apartments

As previously reported, on August 8, 1996, the Partnership contracted to sell the Boulder Springs Apartments, Chesterfield County, Virginia, to an unaffiliated party, Avalon Properties, Inc., a Maryland corporation, for a sale price of $15,600,000. Pursuant to an amendment, the sale price was reduced to $14,831,000. The sale closed September 25, 1996. From the proceeds of the sale, the Partnership repaid the first mortgage loan of $8,046,954, and paid closing costs of $41,931 and $296,620 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property received a fee of $111,233 for services rendered in connection with the sale of the property. The Partnership received approximately $6,334,262 representing the net proceeds. Of the net sale proceeds, $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 270 days after the closing.

c)  Timberlake Apartments, Phase I

As previously reported, on August 8, 1996, the Partnership contracted to sell the Timberlake Apartments, Phase I, Altamonte Springs, Florida, to an unaffiliated party, TGM Realty Corp. #5, a Delaware corporation, for a sale price of $18,234,637. Pursuant to an amendment, the sale price was reduced to $18,134,077. The sale closed September 30, 1996. From the proceeds of the sale, the Partnership repaid the first mortgage loan of $11,387,150, and paid closing costs of $99,682 and $181,341 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property received a fee of $136,006 for services rendered in connection with the sale of the property. The Partnership received approximately $6,329,898 representing the net proceeds. Of the net sale proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing.

d)  Heather Ridge Apartments

As previously reported, on August 19, 1996, the Partnership contracted to sell the Heather Ridge Apartments, Oklahoma City, Oklahoma, to an unaffiliated party, Fowlershore & Flanagan, a California general partnership, for a sale price of $9,050,000. Pursuant to an amendment, the sale price has been reduced to $8,890,000 and the closing date has been extended from October 4, 1996 to October 30, 1996.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachments thereto relating to the sale of the Forestwood Apartments, East Baton Rouge Parish, Louisiana.

          (99) (a) Letter agreements relating to the sale of the Templeton Park Apartments, Colorado Springs, Colorado.

               (b) (i) Amendment to Agreement of Sale relating to the sale of Boulder Springs Apartments, Chesterfield County, Virginia.

                   (ii) Second Amendment of Agreement of Sale relating to the sale of Boulder Springs Apartments, Chesterfield County, Virginia.

               (c) Letter agreement relating to the sale of Timberlake
                   Apartments, Phase I, Altamonte Spring, Florida.

               (d) Amendment to Agreement of Sale and Escrow Agreement
                   relating to the sale of Heather Ridge apartments, Oklahoma City, Oklahoma.


No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR REALTY INVESTORS 85 - SERIES I
                         A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Partners-XVI, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  October 23, 1996
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